UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):           April 16, 2008
Cohesant Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53007	20-3580013

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23400 Commerce Park Road, Beachwood, Ohio	44122

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:           (216) 416-7000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
At a meeting held on April 16, 2008, the Board of Directors adopted the Cohesant Inc Long-Term Incentive Plan which provides for the award of stock options, stock appreciation rights, and restricted stock to Company employees, directors and consultants. Awards with respect to a maximum of 610,000 shares of Common Stock are authorized under the Plan. The Plan will be submitted to stockholders for approval and no awards will be deemed exercisable until on or after the date of such stockholders’ approval. The Long-Term Incentive Plan is attached hereto as Exhibit 10.6.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibit.

10.6 -	Cohesant Inc. Long-Term Incentive Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohesant Inc.
Date: April 18, 2008	By:	/s/ Robert W. Pawlak
Robert W. Pawlak
Chief Financial Officer